UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    February 20, 2014

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

On February 20, 2014, the Compensation Committee of the Board of Directors of Oceaneering International, Inc. (the "Compensation Committee") granted awards of restricted stock units and performance units under Oceaneering's 2010 Incentive Plan (the "Incentive Plan") to various employees, including each of Oceaneering's executive officers. The following table sets forth the number of performance units and restricted stock units awarded to Oceaneering's chief executive officer ("CEO"), and each of the below-indicated executive officers of Oceaneering listed as a named executive officer in the "Summary Compensation Table" in Oceaneering's proxy statement for its 2013 annual meeting of shareholders (the "2013 Proxy Statement"), as well as to Mr. W. Cardon Gerner, who is expected to be listed as a named executive officer in Oceaneering's proxy statement for its 2014 annual meeting of shareholders.

Name and Position	Number of Performance Units (1)	Number of Restricted Stock Units (2)
M. Kevin McEvoy	30,000	27,000
President and CEO
Marvin J. Migura	15,000	12,275
Executive Vice President
Kevin F. Kerins	5,200	5,700
Senior Vice President, ROVs
Clyde W. Hewlett	5,200	5,700
Senior Vice President, Subsea Services
W. Cardon Gerner	4,800	5,700
Senior Vice President and Chief Financial Officer
Knut Eriksen	4,600	5,085
Senior Vice President, Business Development

(1)
The performance units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. McEvoy, Migura and Kerins (as a result of each of their having attained retirement age) and for Messrs. Hewlett and Eriksen (as a result of their attaining retirement age in October 2014 and December 2015, respectively); and (b) such other terms as are set forth in the applicable award agreement. The number of performance units shown represents units with an initial notional value of $100 and are not equivalent to shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative cash flow from operations and a comparison of return on invested capital and cost of capital for the three-year period from January 1, 2014 through December 31, 2016, to be used as the basis for the final value of the performance units under the Incentive Plan. The final value of each performance unit may range from $0 to $150. Upon settlement, the value of the performance units will be payable in cash.

(2)
Restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. McEvoy, Migura and Kerins (as a result of each of their having attained retirement age) and for Messrs. Hewlett and Eriksen (as a result of their attaining retirement age in October 2014 and December 2015, respectively); and (b) such other terms as are set forth in the applicable award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.

In addition, the Board of Directors of Oceaneering (the "Board") granted awards of 7,000 shares of restricted stock under the Incentive Plan to each of the following nonemployee directors of the Company: T. Jay Collins; Jerold J. DesRoche; D. Michael Hughes; Paul B. Murphy, Jr.; and Harris J. Pappas. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, provided that all such awards are subject to: (a) earlier vesting on a change of control or the termination of the director's service due to death; and (b) such other terms as are set forth in the award agreements. The Board also granted awards of 15,000 performance units and 15,000 restricted stock units to John R. Huff, Chairman of the Board.

The performance units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff's having attained retirement age as of the award date, subject to: (a) earlier vesting by reason of Mr. Huff's cessation of service as Chairman for a reason other than his refusal to serve; and (b) such other terms as are set forth in the award agreement. The performance units have the same notional value equivalent as the awards to executive officers described above. The Board approved the same performance goals and measures over the same time period and with the same range of value as described above for Oceaneering’s executive officers. Upon settlement, the value of the performance units will be payable in cash.

The restricted stock units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff's having attained retirement age as of the award date, subject to: (a) earlier vesting by reason of Mr. Huff's cessation as service as Chairman for a reason other than his refusal to serve; and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of the Company’s common stock.

The Compensation Committee approved the grant of an aggregate of 245,264 restricted stock units and 152,025 performance units, and the Board approved the grant of an aggregate of 15,000 performance units, 15,000 restricted stock units and 35,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 410 Incentive Plan participants.

In addition, the Compensation Committee approved: (1) the form of 2014 Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to Oceaneering's executive officers and other employees; and (2) the form of 2014 Performance Unit Agreement and 2014 Performance Award: Goals and Measures that will govern the terms and conditions of performance unit awards made to Oceaneering's executive officers and other employees. The Board approved: (1) the form of 2014 Nonemployee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to Messrs. Collins, DesRoche, Hughes, Murphy and Pappas; and (2) the forms of 2014 Chairman Restricted Stock Unit Agreement, 2014 Chairman Performance Unit Agreement and 2014 Performance Award: Goals and Measures that will govern the terms and conditions of the awards of restricted stock units and performance units to Mr. Huff. As provided in the 2014 Chairman Restricted Stock Unit and Performance Unit Agreements, Mr. Huff is not eligible in 2014 for any retainers or meeting fees applicable to nonemployee directors.

The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements, which are attached as exhibits to this report and incorporated by reference into this Item.

On February 20, 2014, the Compensation Committee approved bonuses under the Incentive Plan to various employees, including each of the executive officers of Oceaneering listed as a named executive officer in the "Summary Compensation Table" in the 2013 Proxy Statement (the "Named Executive Officers"), as well as to Mr. Gerner. The Compensation Committee had previously established performance goals for calendar year 2013 under the Incentive Plan (the "2013 Cash Bonus Award Program"). For executives with company-wide responsibility, such as Messrs. McEvoy, Migura and Gerner, achievement was measured by Oceaneering's net income for calendar year 2013; for Messrs. Hewlett, Eriksen and Kerins, achievement was measured for calendar year 2013: 50% by Oceaneering's net income; and 50% by the operating income of the respective service or product lines for which they had responsibility. The Compensation Committee determined the attainment of such performance goals merited payments of, for Messrs. McEvoy, Migura and Gerner, 13.0% more and, for Messrs. Hewlett, Eriksen and Kerins respectively, 16.5%, 11.7% and 3.8% more than the target bonus amounts for 2013. The Compensation Committee awarded bonuses under the 2013 Cash Bonus Award Program to the Named Executive Officers and to Mr. Gerner. In addition, the Compensation Committee approved an additional merit bonus to the indicated Named Executive Officers based on Oceaneering’s achievement in 2013 of the highest net income in its history.

The following table summarizes these cash bonuses under the 2013 Cash Bonus Award Program and the additional merit cash bonuses to be paid:

Name and Position	2013 Cash Bonus Program Amount	Additional Merit Bonus Amount	Total
M. Kevin McEvoy	$1,152,600	$97,400	$1,250,000
President and CEO
Marvin J. Migura	$741,563	$58,437	$800,000
Executive Vice President
Clyde W. Hewlett	$316,880	$—	$316,880
Senior Vice President, Subsea Services
Knut Eriksen	$303,759	$—	$303,759
Senior Vice President, Business Development
W. Cardon Gerner	$296,625	$—	$296,625
Senior Vice President and Chief Financial Officer
Kevin F. Kerins	$282,246	$—	$282,246
Senior Vice President, ROVs

On February 20, 2014, the Compensation Committee of the Board approved increases in the annual base salary for the indicated Named Executive Officers and for Mr. Gerner to the following amounts, effective January 1, 2014:

Name	2014 Base Salary
M. Kevin McEvoy	$715,000
Marvin J. Migura	$550,000
W. Cardon Gerner	$400,000
Clyde W. Hewlett	$360,000
Kevin F. Kerins	$355,000
Knut Eriksen	$355,000

On February 20, 2014, the Compensation Committee approved a performance-based 2014 Cash Bonus Award Program under the Incentive Plan, with any payments to be made no later than March 15, 2015. Bonuses under this program for executive officers will be determined in the same manner as for calendar year 2013. Under this program, the maximum possible bonuses for the indicated Named Executive Officers and Mr. Gerner, as a percentage of each such officer’s base salary for 2014, are as follows:

Name	2014 Base Salary	Maximum Bonus as a Percentage of Base Salary
M. Kevin McEvoy	$715,000	195%
Marvin J. Migura	$550,000	163%
W. Cardon Gerner	$400,000	91%
Clyde W. Hewlett	$360,000	100%
Kevin F. Kerins	$355,000	100%
Knut Eriksen	$355,000	100%

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following are being furnished as exhibits to this report.

10.1	Form of 2014 Restricted Stock Unit Agreement
10.2	Form of 2014 Performance Unit Agreement
10.3	Form of 2014 Chairman Restricted Stock Unit Agreement
10.4	Form of 2014 Chairman Performance Unit Agreement
10.5	2014 Performance Award: Goals and Measures, relating to the form of 2014 Performance Unit Agreement and 2014 Chairman Performance Unit Agreement
10.6	Form of 2014 Nonemployee Director Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 24, 2014	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of 2014 Restricted Stock Unit Agreement
10.2	Form of 2014 Performance Unit Agreement
10.3	Form of 2014 Chairman Restricted Stock Unit Agreement
10.4	Form of 2014 Chairman Performance Unit Agreement
10.5	2014 Performance Award: Goals and Measures, relating to the form of 2014 Performance Unit Agreement and 2014 Chairman Performance Unit Agreement
10.6	Form of 2014 Nonemployee Director Restricted Stock Agreement